Exhibit B

EXECUTION COPY

AMENDMENT NO. 3

to

ADMINISTRATIVE AGENCY AGREEMENT

among

DEBIS AIRFINANCE FINANCIAL SERVICES (IRELAND) LIMITED,
DEBIS AIRFINANCE IRELAND PLC
AIRPLANES LIMITED,
AIRPLANES HOLDINGS LIMITED,
AIRPLANES U.S. TRUST
AND
AEROUSA, INC.

Dated as of April 1, 2005

AMENDMENT NO. 3 TO ADMINISTRATIVE AGENCY AGREEMENT

     AMENDMENT NO. 3 dated as of April 1, 2005 (this “Amendment”) to Administrative Agency Agreement, dated as of March 28, 1996, as amended by Amendment No. 1 to Administrative Agency Agreement dated as of February 5, 2002 and by Amendment No. 2 to Administrative Agency Agreement dated as of November 5, 2002 (as so amended, the “Original Agreement”), among debis AirFinance Financial Services (Ireland) Limited (formerly GPA Financial Services (Ireland) Limited), a company incorporated under the laws of Ireland (the “Administrative Agent”), debis AirFinance Ireland plc (formerly GPA Group plc), a company incorporated under the laws of Ireland, Airplanes Limited, a company incorporated under the laws of Jersey, Channel Islands, Airplanes Holdings Limited (formerly GPA II Limited), a company incorporated under the laws of Ireland, Airplanes U.S. Trust, a Delaware statutory trust and AeroUSA, Inc., a company incorporated under the laws of the State of Connecticut.

W I T N E S S E T H :

     WHEREAS, the parties hereto wish to make certain amendments to amend the Original Agreement to reduce the administrative fees payable in consideration of the Administrative Agent’s performance of the Administrative Services;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Original Agreement has the meaning assigned to such term in the Original Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Original Agreement shall, after this Amendment becomes effective, refer to the Original Agreement as amended hereby.

     Section 2. Reduction of Administrative Fee. The Administrative Fee provided for in Section 8.01(a) of the Original Agreement shall be reduced effective from the first day of each financial year (on a non-cumulative basis), commencing with the Administrative Fee for the year ending March 31, 2006, by the amount set forth opposite such year in the table below, in each case before the Administrative Fee shall have been adjusted for that year pursuant to Section 8.01(c) of the Original Agreement.

Year ending March 31	Annual Reduction
Administrative Fee
$
2006	600,000
2007	600,000
2008	600,000
2009	921,500
2010	921,500
2011	921,500
2012	921,500
2013	921,500
2014	921,500
2015	921,500

2016 et. Seq	1,500,000

     Section 3. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws (excluding principles of conflicts of laws) of the State of New York applicable to agreements made and to be performed entirely within such State, including all matters of construction, validity and performance.

     Section 4. Effectiveness. The effective date of this Amendment shall be March 31, 2005.

     Section 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

DEBIS AIRFINANCE FINANCIAL SERVICES (IRELAND) LIMITED

By:	/s/ Gerard Hastings

Name: Gerard Hastings
Title: Director

DEBIS AIRFINANCE IRELAND PLC

By:	/s/ Sean Brennan

Name: Sean Brennan
Title: Director

AIRPLANES LIMITED

By:	/s/ Roy Dantzic

Name: Roy Dantzic
Title: Director

AIRPLANES HOLDINGS LIMITED

By:	/s/ Roy Dantzic

Name: Roy Dantzic
Title: Director

AIRPLANES U.S. TRUST

By:	/s/ Roy Dantzic

Name: Roy Dantzic
Title: Director

AEROUSA, INC.

By:	/s/ Roy Dantzic

Name: Roy Dantzic
Title: Director